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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 26, 2006

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

               0-556                                     68-0365195
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      (Commission File Number)                (IRS Employer Identification No.)

200 Vernon Street, Roseville, California                    95678
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8  OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

     On July 26, 2006, SureWest Communications issued a press release announcing that its board of directors declared a quarterly cash dividend of $0.25 per share payable September 15, 2006, to shareholders of record at the close of business on August 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits

       Exhibit 99.1  Press Release dated July 26, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUREWEST COMMUNICATIONS


Date: July 26, 2006                    By: /s/ Steve C. Oldham
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                                           Steve C. Oldham
                                           President and Chief Executive Officer